Exhibit 99.4

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by Sutton Funding LLC through a bulk purchase. The review included a total of 245 newly originated residential mortgage loans, in connection with the securitization identified as BARC 2025-NQM1 (the “Securitization”). The Review was conducted from May 2024 through December 2024 on mortgage loans originated between May 2024 and December 2024.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (245 loans in total):

Thirteen (13) loans had a Secondary Appraisal, zero (0) loans had AVMs, and one hundred forty-three (143) loans had a Desktop Review. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were zero (0) occurrences of this.

One (1) loan had a Field Review or BPO, and zero (0) loans had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred forty-five (245) mortgage loans reviewed, one hundred sixty-two (162) unique mortgage loans (66.12% by loan count) had a total of two hundred ninety-five (295) different tape discrepancies across twenty-eight (28) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Application Date	55	18.64%
NON QM Months Reserves	37	12.54%
Property Value	29	9.83%
As-Is Value	26	8.81%
Borrower Appraisal Receipt Date	25	8.47%
DSCR	20	6.78%
Borr Funds to Close - Mos Resrv	18	6.10%
Borrower 1 Last Name	11	3.73%
Original Appraised Property Value	9	3.05%
Calculated DSCR	9	3.05%
Cash Disbursement Date	8	2.71%
Qualifying FICO	7	2.37%
Mo Pymt (P&I)	6	2.03%
Borrower 1 Citizen	6	2.03%
Sales Price	5	1.69%
T & I Payment	5	1.69%
Lock Term (Days)	3	1.02%

Cash out Include Debt Paid at Close	2	0.68%
Qualifying All Borrower Residual Income	2	0.68%
Property Type	2	0.68%
Escrows	2	0.68%
All Borrower Total Income	2	0.68%
Reviewed Appraised Property Value	1	0.34%
Qualifying CLTV	1	0.34%
Borrower 1 FTHB	1	0.34%
Origination Date	1	0.34%
Qualifying LTV	1	0.34%
Index	1	0.34%
Grand Total	295	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	180	$94,867,142.00	73.47%
Event Grade B	65	$44,030,505.00	26.53%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	245	$138,897,647.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	191	77.96%
Event Grade B	54	22.04%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	245	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	170	96.05%
Event Grade B	7	3.95%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	177	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	237	96.73%
Event Grade B	8	3.27%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	245	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	152
		Property Title Issue	15
		All Interested Parties Not Checked with Exclusionary Lists	12
		Housing History Does Not Meet Guideline Requirements	7
		Income and Employment Do Not Meet Guidelines	7
		The Final 1003 is Incomplete	7
		Deed Missing or Defective	6
		Asset Qualification Does Not Meet Guideline Requirements	5
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	5
		Hazard insurance dwelling coverage is not sufficient	4
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3
		Missing VOM or VOR	3
		Third Party Fraud Report not Provided	3
		Income/Employment General	2
		PUD Rider is Missing	2
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	2
		Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	2
		Title Insurance Missing or Defective	2
		Entity Documentation - Missing or Defective	2

Missing Payment History	2
Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	2
Borrower 1 3rd Party VOE Prior to Close Missing	2
Purchase Contract is Incomplete	2
Borrower 1 Credit Report is Incomplete	2
Third Party Fraud Report Partially Provided	2
1-4 Family Rider is Missing	2
Title Document is Partially Present	2
HO6 Master Insurance Policy is Missing	2
Approval/Underwriting Summary Not Provided	2
Cash Out Does Not Meet Guideline Requirements	1
Missing Taxpayer First Act Disclosure	1
The Final 1003 is Missing	1
Employment Self-Employed Less Than 2 Years at Origination	1
Audited CLTV Exceeds Guideline CLTV	1
Borrower 1 Award Letter Missing	1
Sales Contract Missing or Defective	1
Borrower 1 Deed of Trust Signature does not match Note	1
DSCR is less than guideline minimum	1
Flood Certificate Missing	1

	Borrower residency documentation not provided or issue with documentation	1
	Flood Insurance Policy Missing	1
	Potential Occupancy/Current Address Issues identified in the file	1
	Fraud Report Shows Uncleared Alerts	1
	Purchase Contract is Missing	1
	Asset 3 Expired	1
	The Deed of Trust is Missing	1
	Borrower 1 Business Bank Statements Missing	1
	Asset 3 Does Not Meet Guideline Requirements	1
	Hazard Insurance Policy is Partial	1
	Missing Personal Guaranty	1
	Borrower 1 Gap Credit Report is Missing	1
	Missing Updated Credit Report Supplement	1
	Borrower 1 IRS Transcripts Missing	1
	Business Purpose Affidavit/Disclosure Missing	1
	Title issue	1
	OFAC Check Not Completed and/or Cleared	1
	ATR: Reasonable Income or Assets Not Considered	1
	Audited DTI Exceeds Guideline DTI	1
	Income documentation does not meet guidelines	1
	Citizenship Documentation Not Provided	1
	Borrower 2 3rd Party VOE Prior to Close Missing	1
	Rent Loss Insurance Missing	1
	Insufficient Borrower Experience	1
	Satisfactory Chain of Title not Provided	1
	Loan Agreement Missing	1
	Audited HCLTV Exceeds Guideline HCLTV	1
	Missing evidence of self employment	1
	Credit Report Missing or Defective	1
	Missing Lease Agreement	1
	Delinquent Credit History Does Not Meet Guideline Requirements	1
	Missing letter of explanation	1
	Borrower 2 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
	Audited LTV Exceeds Guideline LTV	1
	Income 2 Months Income Verified is Missing	1
	Hazard Insurance Missing or Defective	1
	Total Credit Grade (A) Exceptions:	307
B	Borrower owns more financed properties than allowed per guidelines	10

Audited LTV Exceeds Guideline LTV	7
Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	6
Audited CLTV Exceeds Guideline CLTV	6
Audited HCLTV Exceeds Guideline HCLTV	6
Income and Employment Do Not Meet Guidelines	5
Housing History Does Not Meet Guideline Requirements	4
Audited FICO is less than Guideline FICO	4
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	4
Audited Loan Amount is greater than Guideline Minimum Loan Amount	2
Credit history does not meet guidelines	2
Minimum Credit Score Requirement Not Met	2
Credit Event – Requirement Not Met	2
Loan Agreement Missing	1
Purchase is not considered to be an Arm's Length Transaction	1
Non-Occupant Borrower Requirements Not Met	1
Borrower does not meet residual income requirement	1
Borrower 1 CPA Letter Missing	1
Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
Cash Out Does Not Meet Guideline Requirements	1
Potential Occupancy/Current Address Issues identified in the file	1
Cash Out Seasoning - Requirement Not Met	1
Income 2 Months Income Verified is Missing	1
Approval/Underwriting Summary Not Provided	1
Insufficient Borrower Experience	1
Audited DTI Exceeds Guideline DTI	1
Loan does not conform to program guidelines	1
Delinquent Credit History Does Not Meet Guideline Requirements	1
Mortgage Payment History Missing or Defective	1
Asset Qualification Does Not Meet Guideline Requirements	1
Payment shock exceeds guideline	1
Excessive LTV Ratio	1
Product Type does not meet eligibility requirement(s)	1
Guideline Seasoning not Met	1
Borrower Contributions Do Not Met Guideline Minimum	1
Asset 2 Does Not Meet Guideline Requirements	1

		Total Credit Grade (B) Exceptions:	84
Compliance	A	No Compliance Findings	100
		Higher-Priced Mortgage Loan Test	56
		eSigned Documents Consent is Missing	33
		CA AB 260 Higher-Priced Mortgage Loan Test	6
		MD COMAR Higher-Priced Mortgage Loan Test	6
		NY Subprime Home Loan Test	6
		Missing Required Affiliated Business Disclosure	3
		The Note is Not Executed	3
		NC Rate Spread Home Loan Test	2
		Initial Closing Disclosure Delivery Date Test	2
		CT Nonprime Home Loan Test	2
		Lender Credits That Cannot Decrease Test	2
		Loan Originator NMLS Status is Not Active	2
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	2
		Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
		Charges That Cannot Increase Test	1
		Higher-Priced Mortgage Loan Appraisal Delivery to the Borrower is Greater than 3 days Prior to Consummation (12 CFR 1026.35(c)(6))	1
		Mortgage not properly executed	1
		Qualified Mortgage APR Threshold Test	1
		Total Compliance Grade (A) Exceptions:	230
	B	Charges That Cannot Increase Test	3
		Charges That In Total Cannot Increase More Than 10% Test	2
		TILA Finance Charge Test	1
		Missing evidence required disclosure provided at closing	1
		Total Compliance Grade (B) Exceptions:	7
Property	A	No Property Findings	152
		Third Party Valuation Product Not Provided within 10% Tolerance	7
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	4
		Appraisal incomplete (missing map, layout, pages, etc.)	2
		Property/Appraisal General	2
		Appraisal is Missing	1
		Total Property Grade (A) Exceptions:	168
	B	Ineligible Property	4
		Appraisal is Expired	1
		Property/Appraisal General	1
		HOA Questionnaire is Missing	1
		Ineligible Project – Other Charter Violation	1
		Total Property Grade (B) Exceptions:	8

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.